FORM 8-K

CURRENT REPORT

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported) March 16, 2000

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No

1-2921	PANHANDLE EASTERN PIPE LINE COMPANY (A Delaware Corporation) 5444 Westheimer Court Houston, Texas 77056 (713) 627-5400	44-0382470

1

ITEM 5. OTHER EVENTS

Attached are the audited financial statements of Panhandle Eastern Pipe Line Company and Panhandle Eastern Pipe Line Company’s Management’s Discussion and Analysis, together with the Report of Independent Public Accountants Arthur Andersen LLP, dated February 25, 2000. The financial statements as of December 31, 1998 and 1997 and for each of the two years in the period ended December 31, 1998 have been audited by Deloitte & Touche LLP as stated in their Independent Auditors' Report dated February 12, 1999.

2

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits -

       (1)-(26)  Not applicable.

      (27)         Financial Data Schedule.

      (28)-(99) Not applicable.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE EASTERN PIPE LINE COMPANY

Dated: March 16, 2000	By:	/s/ Alan M. Wright

Alan M. Wright

Senior Vice President, Chief Financial Officer

and Treasurer

4

EXHIBIT INDEX

      Exhibit
Number

      (27) Financial Data Schedule.

5

INDEX TO FINANCIAL STATEMENTS

Panhandle Eastern Pipe Line Company

Glossary

2

Management’s Discussion and Analysis

6

Consolidated Statements of Income

10

Consolidated Statements of Cash Flows

11

Consolidated Balance Sheets

12

Consolidated Statements of Common Stockholder’s Equity

13

Notes to Consolidated Financial Statements

15

Report of Independent Public Accountants - Arthur Andersen LLP

31

Report of Independent Public Accountants - Deloitte & Touche LLP

32

Quarterly Financial Data (Unaudited)

30

GLOSSARY

      Certain terms used in the text and financial statements are defined below.

ABATE

Association of Businesses Advocating Tariff Equity

ALJ

Administrative Law Judge

AMT

Alternative minimum tax

Alliance

Alliance Regional Transmission Organization

Anadarko

Anadarko Petroleum Corporation, a non-affiliated company

Articles

Articles of Incorporation

Attorney General

Michigan Attorney General

Aux Sable

Aux Sable Liquids Products, L.P., a non-affiliated company

bcf

Billion cubic feet

Big Rock

Big Rock Point nuclear power plant, owned by Consumers

Board of Directors

Board of Directors of CMS Energy

Btu

British thermal unit

Class G Common Stock

One of two classes of common stock of CMS Energy, no par value, which reflects the separate
performance of the Consumers Gas Group, redeemed in October 1999.

Clean Air Act

Federal Clean Air Act, as amended

CMS Capital

CMS Capital Corp., a subsidiary of Enterprises

CMS Electric and Gas

CMS Electric and Gas Company, a subsidiary of Enterprises

CMS Energy

CMS Energy Corporation, the parent of Consumers and Enterprises

CMS Energy Common Stock

One of two classes of common stock of CMS Energy, par value $.01 per share

CMS Gas Transmission

CMS Gas Transmission and Storage Company, a subsidiary of Enterprises

CMS Generation

CMS Generation Co., a subsidiary of Enterprises

CMS Holdings

CMS Midland Holdings Company, a subsidiary of Consumers

CMS Midland

CMS Midland Inc., a subsidiary of Consumers

CMS MST

CMS Marketing, Services and Trading Company, a subsidiary of Enterprises

CMS Oil and Gas

CMS Oil and Gas Company, a subsidiary of Enterprises

CMS Panhandle Holding

CMS Panhandle Holding Company, a subsidiary of CMS Gas Transmission

Common Stock

All classes of Common Stock of CMS Energy and each of its subsidiaries, or any of them individually, at the
time of an award or grant under the Performance Incentive Stock Plan

CPEE

Companhia Paulista de Energia Eletrica

Consumers

Consumers Energy Company, a subsidiary of CMS Energy

Consumers Gas Group

The gas distribution, storage and transportation businesses currently conducted by Consumers and Michigan Gas Storage

Court of Appeals

Michigan Court of Appeals

Detroit Edison

The Detroit Edison Company, a non-affiliated company

DOE

U.S. Department of Energy

Dow

The Dow Chemical Company, a non-affiliated company

DSM

Demand-side management

Duke Energy

Duke Energy Corporation, a non-affiliated company

EITF

Emerging Issues Task Force

El Chocon

Hidroelectrica El Chocon S.A.

Enterprises

CMS Enterprises Company, a subsidiary of CMS Energy

EPA

Environmental Protection Agency

EPS

Earning per share

FASB

Financial Accounting Standards Board

FERC

Federal Energy Regulatory Commission

FMLP

First Midland Limited Partnership, a partnership which holds a 75.5% lessor interest in the Midland Cogeneration Venture facility

FTC

Federal Trade Commission

GCR

Gas cost recovery

GTNs

CMS Energy General Term Notes®, $250 million Series A, $125 million Series B, $150 million Series C, $200 million Series D and $400 million Series E

Huron

Huron Hydrocarbons, Inc., a subsidiary of Consumers

ITC

Investment tax credit

Jorf Lasfar

The 1,356 MW (660 MW in operation and 696 MW under construction) coal-fueled power plant in Morocco, jointly owned by CMS
Generation and ABB Energy Venture, Inc.

kWh

Kilowatt-hour

Loy Yang

The 2,000 MW brown coal fueled Loy Yang A power plant and an associated coal mine in Victoria, Australia, in which CMS
Generation holds a 50 percent ownership interest

LNG

Liquefied natural gas

Ludington

Ludington pumped storage plant, jointly owned by Consumers and Detroit Edison mcf

Thousand cubic feet

MCV Facility

A natural gas-fueled, combined-cycle cogeneration facility operated by the MCV Partnership

MCV Partnership

Midland Cogeneration Venture Limited Partnership in which Consumers has a 49 percent interest through CMS Midland

MD&A

Management’s Discussion and Analysis

MEPCC

Michigan Electric Power Coordination Center

Michigan Gas Storage

Michigan Gas Storage Company, a subsidiary of Consumers

Mbbls

Thousand barrels

MMbbls

Million barrels

MMBtu

Million British thermal unit

MMcf

Million cubic feet

MPSC

Michigan Public Service Commission

MW

Megawatts

Natural Gas Act

Federal Natural Gas Act

NEIL

Nuclear Electric Insurance Limited, an industry mutual insurance company owned by member utility companies

Nitrotec

Nitrotec Corporation, a propriety gas technology company in which CMS Gas Transmission owns an equity interest

NRC

Nuclear Regulatory Commission

NYMEX

New York Mercantile Exchange

OPEB

Postretirement benefit plans other than pensions for retired employees

Outstanding Shares

Outstanding shares of Class G Common Stock

Palisades

Palisades nuclear power plant, owned by Consumers

Pan Gas Storage

Pan Gas Storage Company, a subsidiary of Panhandle Eastern Pipe Line Company

PanEnergy

PanEnergy Corp., a subsidiary of Duke Energy and former parent of Panhandle

Panhandle

Panhandle Eastern Pipe Line Company, including its subsidiaries Trunkline, Pan Gas Storage, Panhandle Storage, and Trunkline
LNG. Panhandle is a wholly owned subsidiary of CMS Gas Transmission

Panhandle Eastern Pipe Line

Panhandle Eastern Pipe Line Company, a wholly owned subsidiary of CMS Gas Transmission

Panhandle Storage

CMS Panhandle Storage Company, a subsidiary of Panhandle Eastern Pipe Line Company

PCBs

Poly chlorinated biphenyls

PECO

PECO Energy Company, a non-affiliated company

Pension Plan

The trusteed, non-contributory, defined benefit pension plan of Consumers and CMS Energy

PPA

The Power Purchase Agreement between Consumers and the MCV Partnership with a 35-year term commencing in March 1990

ppm

Parts per million

PSCR

Power supply cost recovery

PUHCA

Public Utility Holding Company Act of 1935

RTO

Regional Transmission Organization

SEC

Securities and Exchange Commission

Senior Credit Facilities

$725 million senior credit facilities consisting of a $600 million three-year revolving credit facility and a five-year $125 million term loan facility

SERP

Supplemental Executive Retirement Plan

SFAS

Statement of Financial Accounting Standards

SOP

Statement of position

Stranded Costs

Costs incurred by utilities in order to serve their customers in a regulated monopoly environment, but which may not be recoverable in a competitive environment because of customers leaving their systems and ceasing to pay for their costs. These costs could include owned and purchased generation and regulatory assets.

Superfund

Comprehensive Environmental Response, Compensation and Liability Act

TGN

Transportadora de Gas del Norte S.A., a natural gas pipeline located in Argentina

Transition Costs

Stranded Costs, as defined, plus the costs incurred in the transition to competition.

Trunkline

Trunkline Gas Company, a subsidiary of Panhandle Eastern Pipe Line Company

Trunkline LNG

Trunkline LNG Company, a subsidiary of Panhandle Eastern Pipe Line Company

Trust Preferred Securities

Securities representing an undivided beneficial interest in the assets of statutory business trusts, which interests have a preference with respect to certain trust distributions over the interests of either CMS Energy or Consumers, as applicable, as owner of the common beneficial interests of the trusts

Union

Utility Workers of America, AFL-CIO

UST

Underground storage tanks

PANHANDLE EASTERN PIPE LINE COMPANY

MANAGEMENT’S DISCUSSION AND ANALYSIS

Panhandle is primarily engaged in the interstate transportation and storage of natural gas. Panhandle owns a LNG regasification plant and related tanker port unloading facilities and LNG and gas storage facilities. The rates and conditions of service of interstate natural gas transmission, storage and LNG operations of Panhandle are subject to the rules and regulations of the FERC.

This report contains forward-looking statements, as defined by the Private
Securities Litigation Reform Act of 1995. While forward-looking statements are based on assumptions and such assumptions are believed to be reasonable and are made in good faith, Panhandle cautions that assumed results almost always vary from actual results and differences between assumed and actual results can be material. The type of assumptions that could materially affect the actual results are discussed in the Outlook section in this MD&A. More specific risk factors are contained in various public filings made by Panhandle with the SEC.
This Annual Report also describes material contingencies in the Notes to
Consolidated Financial Statements and the readers are encouraged to read such
Notes.

On March 29, 1999, Panhandle Eastern Pipe Line Company and its principal subsidiaries, Trunkline and Pan Gas Storage, as well as Panhandle Eastern Pipe
Line Company’s affiliates, Trunkline LNG and Panhandle Storage, were acquired from subsidiaries of Duke Energy by CMS Panhandle Holding, which was an indirect wholly owned subsidiary of CMS Energy. Immediately following the acquisition,
Trunkline LNG and Panhandle Storage became direct wholly owned subsidiaries of
Panhandle Eastern Pipe Line Company.

Prior to the acquisition, Panhandle’s interests in Northern Border Pipeline
Company, Panhandle Field Services Company, Panhandle Gathering Company, and
certain other assets, including the Houston corporate headquarters building, were transferred to other subsidiaries of Duke Energy; certain intercompany accounts and notes between Panhandle and Duke Energy subsidiaries were eliminated; with respect to certain other liabilities, including tax, environmental and legal matters, CMS Energy was indemnified for any resulting losses. In addition, Duke Energy agreed to continue its environmental clean-up program at certain properties and to defend and indemnify Panhandle against certain future environmental litigation and claims with respect to certain agreed-upon sites or matters.

CMS Panhandle Holding privately placed $800 million of senior unsecured notes and received a $1.1 billion initial capital contribution from CMS Energy to fund the acquisition of Panhandle. On June 15, 1999, CMS Panhandle Holding was merged into
Panhandle. Panhandle then became a wholly owned subsidiary of CMS Gas
Transmission and Storage Company, a subsidiary of CMS Energy. At that time, the
CMS Panhandle Holding notes became direct obligations of Panhandle. In September
1999, Panhandle completed an exchange offer which replaced the $800 million of notes originally issued by CMS Panhandle Holding with substantially identical
SEC-registered notes issued by Panhandle.

The acquisition by CMS Panhandle Holding was accounted for using the purchase method of accounting in accordance with generally accepted accounting principles, with Panhandle allocating the purchase price paid by CMS Panhandle
Holding to Panhandle’s net assets as of the acquisition date based on a preliminary appraisal completed in December 1999. Accordingly, the post-acquisition financial statements reflect a new basis of accounting, and pre-acquisition period and post-acquisition period financial results (separated by a heavy black line) are presented but are not comparable (See Note 1).

The following information is provided to facilitate increased understanding of the 1999 and 1998 consolidated financial statements and accompanying notes of
Panhandle but should be read in conjunction with these financial statements.
Because all of the outstanding common stock of Panhandle is owned by CMS Gas
Transmission and Storage Company, a subsidiary of CMS Energy, the following discussion uses the reduced disclosure format permitted by Form 10K for issuers that are wholly owned subsidiaries of reporting companies.

RESULTS OF OPERATIONS

Net Income:

In Millions

December 31

1999

1998

Change

Twelve Months Ended

$
74

$
91

$
(17
)

For the year ending December 31, 1999, net income was $74 million, down $17 million from the corresponding period in 1998. Total natural gas transportation volumes for the twelve months ending December 31, 1999 were almost unchanged from 1998.

Revenues for the twelve months ended December 31, 1999 decreased $25 million from the corresponding period in 1998; $15 million was as a result of the transfer of Panhandle Field Services to Duke Energy in March 1999; $14 million from declining reservation rates; and $5 million due to Pan Border’s 1998 revenues from Northern Border Pipe Line Company partnership; partially offset by
$13 million of Trunkline LNG terminal revenues in 1999.

Operating expenses for the twelve months ended December 31, 1999 decreased $17 million from the corresponding period in 1998 due primarily to lower administrative costs and the transfer of Panhandle Field Services to Duke
Energy.

Other income for the twelve months ended December 31, 1999 decreased $18 million from the corresponding period in 1998 primarily due to a gain recorded in 1998 on the sale of the general partnership interests in Northern Border of $14 million.

Interest on long-term debt for the twelve months ended December 31, 1999 increased $39 million from the corresponding period in 1998 primarily due to interest on the new debt assumed by Panhandle (See Notes 1 and 9). Other interest decreased $38 million for the twelve months ended December 31, 1999 from the corresponding period in 1998 primarily due to interest for a partial year on the intercompany note with PanEnergy; the note was eliminated with the sale of Panhandle to CMS Panhandle Holding (See Note 1 and Note 4).

Operating Income:

In Millions

Twelve Months

Ended December 31

Change Compared to Prior Year

1999 vs. 1998

Commodity revenue

$
(1
)

Reservation and other revenues

(24
)

Operations and maintenance

22

Depreciation and amortization

(2
)

General taxes

(3
)

Total Change

$
(8
)

OUTLOOK

CMS Energy intends to use Panhandle as a platform for expansion in the United
States. Panhandle plays an important role in the growth strategy by providing services for the exploration of existing gas wells, production and throughput of gas to the market. The market for transmission of natural gas to the Midwest is increasingly competitive, however, and may become more so in light of projects recently completed or in progress to increase Midwest transmission capacity for gas originating in Canada and the Rocky Mountain region. As a result, there continues to be pressure on prices charged by Panhandle and an increasing necessity to discount the prices charged from the legal maximum, which reduces revenues. New contracts in the current market conditions tend to be of shorter duration than the expiring contracts being replaced, which will also increase revenue volatility. In addition, Trunkline in 1996 filed with FERC and placed into effect a general rate increase, however a subsequent January 2000 FERC order could, if approved without modification upon rehearing, reduce Trunkline’s tariff rates and future revenue levels by up to 3% of Panhandle’s consolidated revenues. Panhandle continues to be selective in offering discounts to maximize revenues from existing capacity and to advance projects that provide expanded services to meet the specific needs of customers. In addition, Panhandle will continue to evaluate opportunities to acquire synergistic operations such as the
Sea Robin pipeline system (See Note 14), and attempt to maximize the use and value of its existing assets, such as the conversion of Trunkline's 26-inch pipeline to a liquid products pipeline (See Note 3).

OTHER MATTERS

ENVIRONMENTAL MATTERS

PCB (Polychlorinated Biphenyl) Assessment and Clean-Up Programs: Panhandle has
identified environmental contamination at certain sites on its systems and has undertaken clean-up programs at these sites. The contamination resulted from the past use of lubricants in compressed air systems containing PCBs and the prior use of wastewater collection facilities and other on-site disposal areas. Soil and sediment testing to date has detected no significant off-site contamination.
Panhandle has communicated with the EPA and appropriate state regulatory agencies on these matters. Under the terms of the sale of Panhandle to CMS
Energy (See Note 1), a subsidiary of Duke Energy is obligated to complete the
Panhandle clean-up programs at certain agreed-upon sites and to defend and indemnify Panhandle against certain future environmental litigation and claims.
These clean-up programs are expected to continue until 2001.

YEAR 2000 COMPUTER MODIFICATIONS

In 1999, Panhandle completed a detailed assessment of all information technology and non-information technology hardware and software, with emphasis on mission critical systems. Panhandle inventoried its information and non-information technology hardware and software. Panhandle also identified, remediated and tested those systems that were not year 2000 ready to ensure they would operate as desired on and after January 1, 2000.

As a result of its year 2000 efforts, Panhandle successfully transitioned to the new year without experiencing year 2000 related system failures, power outages or disruptions in services provided to its customers. Panhandle expensed the cost of software modifications as incurred, and capitalized the cost of new software and equipment, which is being amortized over its useful life. Since
1995, the total cost of the Year 2000 Program modifications was approximately
$425,000. The commitment of Panhandle resources to the Year 2000 Program has not deferred any information technology projects that could have a material adverse effect on Panhandle’s financial position, liquidity or results of operations.

While Panhandle does not expect any significant year 2000 issues to develop,
Panhandle will continue to monitor its mission critical applications throughout the year 2000 to ensure that any year 2000 issues that may arise are addressed promptly through the use of contingency plans.

MARKET RISK INFORMATION

Interest Rate Risk: Panhandle is exposed to risk resulting from changes in interest rates as a result of its issuance of variable-rate debt and fixed-rate debt. Panhandle manages its interest rate exposure by limiting its variable-rate and fixed-rate exposure to a certain percentage of total capitalization, as set by policy, and by monitoring the effects of market changes in interest rates
(See Notes 8 and 9).

PANHANDLE EASTERN PIPE LINE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(In millions)

Mar. 29 -

Jan. 1 -

Years Ended

Dec. 31,

Mar. 28,

December 31,

1999

1999

1998

1997

Operating Revenue

Transportation and storage of natural gas

$
318

$
123

$
468

$
501

Other

25

5

28

33

Total operating revenue

343

128

496

534

Operating Expenses

Operation and maintenance

151

40

213

254

Depreciation and amortization

44

14

56

59

General taxes

22

7

26

26

Total operating expenses

217

61

295

339

Pretax Operating Income

126

67

201

195

Other Income, Net

2

4

24

6

Interest Charges

Interest on long-term debt

59

5

25

25

Other interest

1

13

52

48

Total interest charges

60

18

77

73

Net Income Before Income Taxes

68

53

148

128

Income Taxes

27

20

57

48

Consolidated Net Income

$
41

$
33

$
91

$
80

PANHANDLE EASTERN PIPE LINE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

Mar. 29 -

Jan. 1 -

Years Ended

Dec. 31,

Mar. 28,

December 31,

1999

1999

1998

1997

CASH FLOWS FROM OPERATING ACTIVITIES

Net income

$
41

$
33

$
91

$
80

        Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization

44

14

61

61

Deferred income taxes

34

—

17

2

Rate settlement

—

—

—

(70
)

Changes in current assets and liabilities

51

(29
)

4

9

Other, net

9

3

1

24

Net cash provided by operating activities

179

21

174

106

CASH FLOWS FROM INVESTING ACTIVITIES

Acquisition of Panhandle

(1,900
)

—

—

—

Capital and investment expenditures

(53
)

(4
)

(85
)

(105
)

Net increase in advances receivable — PanEnergy

—

(17
)

(106
)

(9
)

Retirements and other

(1
)

—

17

8

Net cash used in investing activities

(1,954
)

(21
)

(174
)

(106
)

CASH FLOWS FROM FINANCING ACTIVITIES

Contribution from parent

1,116

—

—

—

Proceeds from senior notes

785

—

—

—

Net increase in note receivable — CMS

(85
)

—

—

—

Dividends paid

(41
)

—

—

—

Net cash provided by financing activities

1,775

—

—

—

Net Increase (Decrease) in Cash and Temporary Cash Investments

—

—

—

—

Cash And Temporary Cash Investments, Beginning Of Period

—

—

—

—

Cash And Temporary Cash Investments, End Of Period

$
—

$
—

$
—

$
—

Other Cash Flow Activities Were:

Interest paid (net of amounts capitalized)

$
31

$
12

$
78

$
81

Income taxes paid (net of refunds)

8

37

56

65

PANHANDLE EASTERN PIPE LINE COMPANY

CONSOLIDATED BALANCE SHEETS

(In millions)

December 31,

December 31,

1999

1998

ASSETS

Property, Plant And Equipment

Cost

$
1,492

$
2,749

Less accumulated depreciation and amortization

37

1,798

Sub-total

1,455

951

Construction work-in-progress

45

28

Net property, plant and equipment

1,500

979

Investments

Advances receivable — PanEnergy

—

738

Investment in affiliates

2

44

Other

—

6

Total investments and other assets

2

788

Current Assets

Receivables, less allowances of $1 for 1999 and $2 in 1998

112

94

Inventory and supplies

34

55

Deferred income taxes

11

2

Current portion of regulatory assets

—

6

Note receivable — CMS Capital

85

—

Other

30

23

Total current assets

272

180

Non-current Assets

Goodwill, net

774

—

Debt issuance cost

11

11

Other

1

15

Total non-current assets

786

26

Total Assets

$
2,560

$
1,973

December 31,

December 31,

1999

1998

COMMON STOCKHOLDER'S EQUITY AND LIABILITIES

Capitalization

        Common stockholder’s equity
    Common stock, no par, 1,000 shares authorized,
issued and outstanding

$
1

$
1

Paid-in capital

1,127

466

Retained earnings

—

91

Total common stockholder’s equity

1,128

558

Long-term debt

1,094

299

Total capitalization

2,222

857

Current Liabilities

Note payable — PanEnergy

—

675

Accounts payable

28

56

Accrued taxes

8

58

Accrued interest

29

8

Other

139

117

Total current liabilities

204

914

Non-current Liabilities

Deferred income taxes

45

99

Other

89

103

Total non-current liabilities

134

202

Total Common Stockholder’S Equity And Liabilities

$
2,560

$
1,973

PANHANDLE EASTERN PIPE LINE COMPANY

CONSOLIDATED STATEMENTS OF COMMON STOCKHOLDER’S EQUITY

(In millions)

Mar. 29 -

Jan. 1 -

Dec. 31,

Mar. 28,

Years Ended December 31,

1999

1999

1998

1997

Common Stock

At beginning and end of period

$
1

$
1

$
1

$
1

Other Paid-In Capital

At beginning of period

466

466

466

466

        Acquisition adjustment to eliminate original
paid-in capital

(466
)

—

—

—

Capital contribution of acquisition costs by parent

11

—

—

—

Cash capital contribution by parent

1,116

—

—

—

At end of period

1,127

466

466

466

Retained Earnings

At beginning of period

101

92

34

29

        Acquisition adjustment to eliminate original
retained earnings

(101
)

—

—

—

Net Income

41

33

91

80

Assumption of net liability by PanEnergy

—

57

—

—

Common stock dividends

(41
)

(81
)

(34
)

(75
)

At end of period

—

101

91

34

Total Common Stockholder’s Equity

$
1,128

$
568

$
558

$
501

PANHANDLE EASTERN PIPE LINE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. CORPORATE STRUCTURE

Panhandle Eastern Pipe Line Company is a wholly owned subsidiary of CMS Gas
Transmission and Storage Company, which is an indirect wholly owned subsidiary of CMS Energy. Panhandle Eastern Pipe Line Company was incorporated in Delaware in 1929. Panhandle is primarily engaged in interstate transportation and storage of natural gas, which are subject to the rules and regulations of the FERC.

On March 29, 1999, Panhandle Eastern Pipe Line Company and its principal consolidated subsidiaries, Trunkline and Pan Gas Storage, as well as its affiliates, Trunkline LNG and Panhandle Storage, were acquired from subsidiaries of Duke Energy by CMS Panhandle Holding for $1.9 billion in cash and assumption of existing Panhandle debt of $300 million. Immediately following the acquisition, CMS Panhandle Holding contributed the stock of Trunkline LNG and
Panhandle Storage to Panhandle Eastern Pipe Line Company. As a result, Trunkline
LNG and Panhandle Storage became wholly owned subsidiaries of Panhandle Eastern
Pipe Line Company.

In conjunction with the acquisition, Panhandle’s interests in Northern Border
Pipeline Company, Panhandle Field Services Company, Panhandle Gathering Company,
and certain other assets, including the Houston corporate headquarters building, were transferred to other subsidiaries of Duke Energy; all intercompany accounts and notes between Panhandle and Duke Energy subsidiaries were eliminated; and
with respect to certain other liabilities, including tax, environmental and legal matters, CMS Energy was indemnified for any resulting losses. In addition,
Duke Energy agreed to continue its environmental clean-up program at certain properties and to defend and indemnify Panhandle against certain future environmental litigation and claims with respect to certain agreed-upon sites or matters.

CMS Panhandle Holding privately placed $800 million of senior unsecured notes and received a $1.1 billion initial capital contribution from CMS Energy to fund the acquisition of Panhandle. On June 15, 1999, CMS Panhandle Holding was merged into Panhandle, at which point the CMS Panhandle Holding notes became direct obligations of Panhandle. In September 1999, Panhandle completed an exchange offer which replaced the $800 million of notes originally issued by CMS
Panhandle Holding with substantially identical SEC-registered notes.

The acquisition by CMS Panhandle Holding was accounted for using the purchase method of accounting in accordance with generally accepted accounting principles, with Panhandle allocating the purchase price paid by CMS Panhandle
Holding to Panhandle’s net assets as of the acquisition date based on a preliminary appraisal completed December 1999. Accordingly, the post-acquisition financial statements reflect a new basis of accounting, and pre-acquisition period and post-acquisition period financial results (separated by a heavy black line) are presented but are not comparable.

Assets acquired and liabilities assumed are recorded at their estimated fair values and are subject to adjustment when additional information concerning asset and liability valuations is finalized by the end of the first quarter of
2000. Panhandle has allocated the tentative excess purchase price over the estimated fair value of net assets acquired of approximately $800 million to goodwill and is amortizing this amount on a straight-line basis over forty years. The amortization of the excess purchase price over 40 years reflects the nature of the industry in which Panhandle competes as well as the long-lived nature of Panhandle’s assets. As a result of regulation, high replacement costs, and competition, entry into the natural gas transmission and storage business requires a significant investment. The excess purchase price over the prior carrying amount of Panhandle’s net assets as of March 29, 1999 totaled $1.3 billion, and was allocated as follows:

In Millions

Property, plant and equipment

$
633

Accounts receivable

3

Inventory

(9
)

Goodwill

788

Regulatory assets, net

(15
)

Liabilities

(72
)

Long-term debt

(6
)

Other

(16
)

Total

$
1,306

Pro forma results of operations for 1999 and 1998 as though Panhandle had been acquired and purchase accounting applied at the beginning of 1999 and 1998, respectively, are as follows:

In Millions

Year Ended

Year Ended

December 31, 1999

December 31, 1998

(Unaudited)

(Unaudited)

Revenues

$
467

$
470

Net income

67

60

Total assets

2,560

2,477

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER MATTERS

Consolidations: The consolidated financial statements include the accounts of all of Panhandle’s majority-owned subsidiaries after the elimination of significant intercompany transactions and balances. Investments in other entities that are not controlled by Panhandle, but where it has significant influence over operations, are accounted for using the equity method.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.
Although these estimates are based on management’s knowledge of current and expected future events, actual results could differ from those estimates.

Cash And Cash Equivalents: All liquid investments with maturities at date of purchase of three months or less are considered cash equivalents.

Inventory: Inventory consists of gas held for operations and materials and supplies and is recorded at the lower of cost or market, using the weighted average cost method. Effective January 1, 1999, Trunkline changed to the weighted average cost method from the last-in first-out method for its gas held for operations with no material impact on the financial statements.

Gas Imbalances: Gas imbalances occur as a result of differences in volumes of gas received and delivered. Gas imbalance receivables and payables are valued at lower of cost or market.

Property, Plant And Equipment: On March 29, 1999, Panhandle’s assets were acquired by CMS Panhandle Holding. The acquisition was accounted for using the purchase method of accounting in accordance with generally accepted accounting principles. Panhandle’s property, plant and equipment was adjusted to estimated fair market value on March 29, 1999 and depreciated based on revised estimated remaining useful lives. Panhandle’s accumulated depreciation and amortization provision balance at March 29, 1999 was eliminated pursuant to the purchase method of accounting (See Note 1).

Ongoing additions of property, plant and equipment are stated at original cost.
Panhandle capitalizes all construction-related direct labor and material costs, as well as indirect construction costs. The cost of renewals and betterments that extend the useful life of property, plant and equipment is also capitalized. The cost of repairs and replacements of minor items is charged to expense as incurred. Depreciation is generally computed using the straight-line method. The composite weighted-average depreciation rates were 2.6%, 2.2% and
2.2% for 1999, 1998 and 1997, respectively.

When property, plant and equipment is retired, the original cost plus the cost of retirement, less salvage, is charged to accumulated depreciation and amortization. When entire regulated operating units are sold or non-regulated properties are retired or sold, the property and related accumulated depreciation and amortization accounts are reduced, and any gain or loss is recorded in income.

Impairment Of Long-Lived Assets: The recoverability of long-lived assets and intangible assets are reviewed whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Such evaluation is based on various analyses, including undiscounted cash flow projections.

Unamortized Debt Premium, Discount And Expense: Premiums, discounts and expenses incurred in connection with the issuance of presently outstanding long-term debt are amortized over the terms of the respective issues.

Environmental Expenditures: Environmental expenditures that relate to an existing condition caused by past operations that do not contribute to current or future revenue generation are expensed. Environmental expenditures relating to current or future revenues are expensed or capitalized as appropriate.
Liabilities are recorded when environmental assessments and/or clean-ups are probable and the costs can be reasonably estimated. Under the terms of the sale of Panhandle to CMS Energy (See Note 1), a subsidiary of Duke Energy is obligated to complete the Panhandle clean-up programs at certain agreed-upon sites and to defend and indemnify Panhandle against certain future environmental litigation and claims. These clean-up programs are expected to continue until
2001.

Revenues: Revenues on transportation and storage of natural gas are recognized as service is provided. When rate cases are pending final approval, a portion of the revenues is subject to possible refund. Reserves have been established where required for such cases.

During 1999 and 1997, sales to ProLiance Energy, L.L.C., a nonaffiliated gas marketer, and Consumers Energy, a subsidiary of CMS Energy, each accounted for at least 10% of consolidated revenues of Panhandle. During 1998, sales to
ProLiance Energy, L.L.C. accounted for approximately 10% of consolidated revenues of Panhandle. No other customer accounted for 10% or more of consolidated revenues during 1999, 1998 or 1997.

Interest Cost Capitalized: SFAS 34, Capitalization of Interest Cost, requires capitalization of interest on certain qualifying assets that are undergoing activities to prepare them for their intended use. SFAS 34 limits the capitalization of interest for the period to the actual interest cost that is incurred and prohibits imputing interest costs on any equity funds. As a result of the discontinuance of SFAS 71, Panhandle is now subject to the provisions of
SFAS 34.

Income Taxes: CMS Energy and its subsidiaries file a consolidated federal income tax return. Federal income taxes have been provided by Panhandle on the basis of its separate company income and deductions in accordance with established practices of the consolidated group. Deferred income taxes have been provided for temporary differences. Temporary differences occur when events and transactions recognized for financial reporting result in taxable or tax-deductible amounts in different periods.

Goodwill Amortization: Goodwill represents the excess of the purchase price over the fair value of the net assets of acquired companies and is amortized using the straight-line method over forty years. Accumulated amortization of goodwill at December 31, 1999 was $14 million.

Reclassifications: Certain amounts have been reclassified in the Consolidated
Financial Statements to conform to the current presentation.

New Accounting Standard: In 1999, the FASB issued SFAS 137, Accounting for
Derivative Instruments and Hedging Activities — Deferral of the Effective Date
of FASB Statement No.133. SFAS 137 defers the effective date of SFAS 133,
Accounting for Derivative Instruments and Hedging Activities, to January 1,
2001. Panhandle is currently studying SFAS 133 and plans to adopt SFAS 133 as of
January 1, 2001, and has yet to quantify the effects of adoption on its financial statements.

Change In Accounting Policy: As a result of Panhandle’s new cost basis resulting from the merger with CMS Panhandle Holding, which includes costs not likely to be considered for regulatory recovery, in addition to the level of discounting being experienced by Panhandle, it no longer meets the criteria of SFAS 71 and has discontinued application of SFAS 71. Accordingly, upon acquisition by CMS
Panhandle Holding, the remaining net regulatory assets of approximately $15 million were eliminated in purchase accounting (See Note 1).

3. REGULATORY MATTERS

Effective August 1996, Trunkline placed into effect a general rate increase, subject to refund. On September 16, 1999, Trunkline filed a FERC settlement agreement to resolve certain issues in this proceeding. This settlement was approved on February 1, 2000 and will require refunds of approximately $2 million expected to be made in April 2000, with supplemental refunds expected in
July 2000. On January 12, 2000, FERC issued an order on the remainder of the rate proceeding which, if approved without modification, would result in a substantial reduction to Trunkline’s tariff rates which would impact future revenues and require refunds. Trunkline has requested rehearing of certain matters in this order.

In conjunction with a FERC order issued in September 1997, certain natural gas producers were required to refund previously collected Kansas ad-valorem taxes to interstate natural gas pipelines. These pipelines were ordered to refund these amounts to their customers. All payments are to be made in compliance with prescribed FERC requirements. At December 31, 1999 and December 31, 1998, accounts receivable included $54 million and $50 million, respectively, due from natural gas producers, and other current liabilities included $54 million and
$50 million, respectively, for related obligations.

In June 1998, Trunkline filed a petition with the FERC to abandon 720 miles of its 26-inch diameter pipeline that extends from Longville, Louisiana to Bourbon,
Illinois. Trunkline requested permission to transfer the pipeline to an affiliate, which had entered into an option agreement with Aux Sable for potential conversion of the line to allow transportation of hydrocarbon vapors.
Trunkline requested FERC to grant the abandonment authorization in time to separate the pipeline from existing facilities and allow Aux Sable to convert the pipeline to hydrocarbon vapor service by October 1, 2000, if the option was exercised. The option expired on July 1, 1999 and was not renewed by Aux Sable.
On November 8, 1999, the FERC issued a letter order dismissing Trunkline’s filing without prejudice to refiling the abandonment to reflect changed circumstances. Trunkline on March 9, 2000 refiled its abandonment application with FERC.
This filing is in conjunction with a plan for a joint venture to convert the line from natural gas transmission service to a refined products pipeline by the end of 2001.
Panhandle will own a one-third interest in the joint venture.

On May 19, 1999, Trunkline and Trunkline LNG submitted a compliance filing advising the FERC that the acquisition by CMS Energy of Trunkline LNG triggered certain provisions of a 1992 settlement. The settlement resolved issues related to minimum bill provisions of the Trunkline LNG Rate Schedule PLNG-1, as well as pending rate matters for Trunkline and refund matters for Trunkline LNG.
Specifically, the settlement provisions require Trunkline LNG, and Trunkline in turn, to make refunds to customers, including Panhandle Eastern Pipe Line
Company and Consumers, who were parties to the settlement, if the ownership of all or portion of the LNG terminal is transferred to an unaffiliated entity. The total refund due customers of approximately $17 million will be paid within 30 days of final FERC approval of the compliance filing. In conjunction with the acquisition of Panhandle by CMS Energy, Duke Energy indemnified Panhandle for this refund obligation. In conjunction with the settlement, Panhandle Eastern
Pipe Line Company and its customers entered into an agreement, whereby upon FERC approval of the compliance filing described above, Panhandle Eastern Pipe Line
Company will file to flow through its portion of the settlement amounts to its customers. The May 19, 1999 compliance filing is pending FERC approval.

4. RELATED PARTY TRANSACTIONS

In Millions

Mar. 29 -

Jan. 1 -

For the Years Ended

Dec. 31

Mar. 28

December 31,

1999

1999

1998

1997

Transportation of natural gas

$
64

$
6

$
29

$
32

Other operating revenues

—

2

15

27

Operation and maintenance (a)

25

8

60

66

Interest income

2

—

—

—

Interest expense

—

13

55

49

(a) Includes allocated benefit plan costs

Amounts for 1999 reflect only related party transactions with CMS Energy and its subsidiaries for the period after the sale of Panhandle to CMS Energy. Interest charges include $55 million for the twelve months ended 1998 for interest associated with notes payable to a subsidiary of Duke Energy. Note receivable from CMS Capital included an $85 million note at December 31, 1999, which bore interest at the 30-day commercial paper interest rate. Other income includes $2 million for the period ended December 31, 1999 for interest on note receivable from CMS Capital.

A summary of certain balances due to or due from related parties included in the
Consolidated Balance Sheets is as follows:

In Millions

December 31,

1999

1998

Receivables

$
8

$
2

Accounts payable

16

46

Taxes accrued

—

35

In conjunction with the acquisition of Panhandle by a subsidiary of CMS Energy, all intercompany advance and note balances between Panhandle and subsidiaries of
Duke Energy were eliminated. Transactions with prior affiliates before the acquisition are now reflected as receivables on the Consolidated Balance Sheet.

5. GAS IMBALANCES

The Consolidated Balance Sheets include in-kind balances as a result of differences in gas volumes received and delivered. At December 31, 1999 and
1998, other current assets included $22 million and $20 million, respectively, and other current liabilities included $30 million and $22 million, respectively, related to gas imbalances.

6. INCOME TAXES

The separate components of income tax expense consist of:

Income Tax Expense

In Millions

Mar. 29 -

Jan. 1 -

For the Years Ended

Dec. 31

Mar. 28

December 31,

1999

1999

1998

1997

Current income taxes

Federal

$
(7
)

$
18

$
34

$
41

State

—

2

6

5

Total current income taxes

(7
)

20

40

46

Deferred income taxes, net

Federal

29

—

14

1

State

5

—

3

1

Total deferred income taxes, net

34

—

17

2

Total income tax expense

$
27

$
20

$
57

$
48

The actual income tax expense differs from the amount computed by applying the statutory federal tax rate to income before income taxes as follows:

INCOME TAX EXPENSE RECONCILIATION TO STATUTORY RATE

In Millions

Mar. 29 -

Jan. 1 -

For the Years Ended

Dec. 31

Mar. 28

December 31,

1999

1999

1998

1997

Income tax, computed at the statutory rate

$
24

$
18

$
52

$
45

Adjustments resulting from:

State income tax, net of federal income

tax effect

3

2

5

3

Total income tax expense

$
27

$
20

$
57

$
48

Effective tax rate

39.6
%

38.2
%

38.5
%

37.5
%

The principal components of Panhandle’s deferred tax assets (liabilities)
recognized in the balance sheet are as follows:

In Millions

December 31,

Net Deferred Income Tax Liability Components

1999

1998

Deferred credits and other liabilities

$
30

$
85

Other

32

3

Total deferred income tax assets

62

88

Investments and other assets

(18
)

(18
)

Property, plant and equipment

(10
)

(148
)

Goodwill

(65
)

—

Regulatory assets

—

(12
)

Total deferred income tax liabilities

(93
)

(178
)

State deferred income tax, net of federal tax effect

(3
)

(7
)

Net deferred income tax liability

(34
)

(97
)

Portion classified as current asset

11

2

Noncurrent liability

$
(45
)

$
(99
)

As described in Note 1, the stock of Panhandle was acquired from subsidiaries of
Duke Energy by CMS Panhandle Holding for a total of $2.2 billion in cash and acquired debt. The acquisition was treated as an asset acquisition for tax purposes, which eliminated Panhandle’s deferred tax liability and gave rise to a new tax basis in Panhandle’s assets equal to the purchase price.

7. PROPERTY, PLANT AND EQUIPMENT

In Millions

1999

1998

Transmission

$
1,189

$
2,003

Gathering

18

265

Underground storage

245

320

General plant

40

161

Construction work-in-progress

45

28

Total property, plant and equipment

1,537

2,777

Less accumulated depreciation and amortization

37

1,798

Net property, plant and equipment

$
1,500

$
979

8. FINANCIAL INSTRUMENTS

Panhandle’s financial instruments include approximately $1.1 billion and $299 million of long-term debt at December 31, 1999 and 1998, respectively, with an approximate fair value of $1 billion and $318 million as of December 31, 1999 and 1998, respectively. Estimated fair value amounts of long-term debt were obtained from independent parties. Judgment is required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates determined as of December 31, 1999 and 1998 are not necessarily indicative of the amounts Panhandle could have realized in current market exchanges.

Guarantees made to related parties have no book value associated with them and there are no fair values readily determinable since quoted market prices are not available. The fair values of advances and note receivable-related parties are not readily determinable since such amounts are carried as open accounts (See
Note 4).

9. LONG-TERM DEBT

In Millions

December 31,

Year Due

1999

1998

6.125%-7.875% Notes

2004-2029

$
        900

$
100

7.2%-7.95% Debentures

2023-2024

        200

200

Unamortized debt (discount) and premium, net

        (6)

(1
)

Total long-term debt

$
        1,094

$
299

On March 29, 1999, CMS Panhandle Holding privately placed $800 million of senior notes (See Note 1) including: $300 million of 6.125 percent senior notes due 2004; $200 million of 6.5 percent senior notes due 2009; and $300 million of 7.0 percent senior notes due 2029. On June 15, 1999, CMS Panhandle
Holding was merged into Panhandle and the obligations of CMS Panhandle Holding under the notes and the related indenture were assumed by Panhandle. In September 1999,
Panhandle completed an exchange offer which replaced the $800 million of notes originally issued by CMS Panhandle Holding with substantially identical
SEC-registered notes.

In conjunction with the application of purchase accounting, Panhandle’s existing notes totaling $300 million were revalued resulting in a net premium recorded of approximately $5 million.

The 7.2% — 7.95% debentures have call options whereby Panhandle has the option to repay the debt early. Based on the year in which Panhandle may first exercise the redemption options, all $200 million could potentially be repaid in 2003.

At December 31, 1998, Note payable-PanEnergy consisted of a $675 million note bearing interest at prime rate. The note was eliminated immediately prior to the acquisition by CMS Energy.

Other: Under its most restrictive borrowing arrangement at December 31, 1999, none of Panhandle’s consolidated net income was restricted for payment of common dividends.

10. INVESTMENT IN AFFILIATES

Investments in affiliates, which are not controlled by Panhandle but where
Panhandle has significant influence over operations, are accounted for by the equity method. These investments include
undistributed earnings of $.4 million
and $14 million in 1999 and 1998, respectively. Panhandle’s proportionate share of net income from these affiliates for the years ended December 31, 1999, 1998 and 1997 was $.2 million, $6 million and $5 million, respectively. These amounts are reflected in the Consolidated Statements of Income as Other Operating
Revenues.
Investment in affiliates includes the following:

Lee 8 Storage. Panhandle, through its subsidiary Panhandle Storage, owns a 40 percent interest in the Lee 8 partnership, which operates a 1.4 bcf natural gas storage facility in Michigan. This interest results from the contribution of the stock of Panhandle Storage to Panhandle Eastern Pipe Line Company by CMS
Panhandle Holding on March 29, 1999.

Northern Border Partners, L.P. Northern Border Partners, L.P. is a master limited partnership that owns 70 percent of Northern Border Pipeline Company, a partnership operating a pipeline transporting natural gas from Canada to the
Midwest area of the United States. At December 31, 1998, Panhandle held a 7.0 percent limited partnership interest in Northern Border Partners, L.P., and thus, an indirect 4.9 percent ownership interest in Northern Border Pipeline
Company. In conjunction with the acquisition of Panhandle by CMS Energy,
Panhandle transferred its interest in Northern Border to a subsidiary of Duke
Energy in the first quarter of 1999.

Westana Gathering Company. Westana Gathering Company is a joint venture that provides gathering, processing and marketing services for natural gas producers in Oklahoma. In conjunction with the acquisition of Panhandle by CMS Energy,
Panhandle’s interest in Westana Gathering Company was transferred to a subsidiary of Duke Energy in the first quarter of 1999.

11. COMMITMENTS AND CONTINGENCIES

CAPITAL EXPENDITURES: Panhandle estimates capital expenditures and investments, including allowance for funds used during construction, to be approximately $130 million in 2000 and $60 million in each of the two following years. The year
2000 estimate includes the Sea Robin acquisition (see Note 14). These estimates are prepared for planning purposes and are subject to revision. Capital expenditures for 1999 were satisfied by cash from operations.

LITIGATION: Under the terms of the sale of Panhandle to CMS Energy discussed in
Note 1 to the Consolidated Financial Statements, subsidiaries of Duke Energy indemnified CMS Energy from losses resulting from certain legal and tax liabilities of Panhandle, including the matter specifically discussed below:

In May 1997, Anadarko filed suits against Panhandle and other PanEnergy affiliates, as defendants, both in the United States District Court for the
Southern District of Texas and State District Court of Harris County, Texas.
Pursuing only the federal court claim, Anadarko claims that it was effectively indemnified by the defendants against any responsibility for refunds of Kansas ad valorem taxes which are due from purchasers of gas from Anadarko, retroactive to 1983. In October 1998 and January 1999, the FERC issued orders on ad valorem tax issues, finding that first sellers of gas were primarily liable for refunds.
The FERC also noted that claims for indemnity or reimbursement among the parties would be better addressed by the United States District Court for the Southern
District of Texas. Panhandle believes the resolution of this matter will not have a material adverse effect on consolidated results of operations or financial position.

Panhandle is also involved in other legal, tax and regulatory proceedings before various courts, regulatory commissions and governmental agencies regarding matters arising in the ordinary course of business, some of which involve substantial amounts. Where appropriate, Panhandle has made accruals in accordance with SFAS 5, Accounting for Contingencies, in order to provide for such matters. Management believes the final disposition of these proceedings will not have a material adverse effect on consolidated results of operations or financial position.

ENVIRONMENTAL MATTERS: Panhandle is subject to federal, state and local regulations regarding air and water quality, hazardous and solid waste disposal and other environmental matters. Panhandle has identified environmental contamination at certain sites on its systems and has undertaken clean-up programs at these sites. The contamination resulted from the past use of lubricants in compressed air systems containing PCBs and the prior use of wastewater collection facilities and other on-site disposal areas. Under the terms of the sale of Panhandle to CMS Energy, a subsidiary of Duke Energy is obligated to complete the Panhandle clean-up programs at certain agreed-upon sites and to indemnify against certain future environmental litigation and claims. The Illinois EPA included Panhandle and Trunkline, together with other non-affiliated parties, in a cleanup of former waste oil disposal sites in
Illinois. Prior to a partial cleanup by the United States EPA, a preliminary study estimated the cleanup costs at one of the sites to be between $5 million and $15 million. The State of Illinois contends that Panhandle Eastern Pipe Line
Company’s and Trunkline’s share for the costs of assessment and remediation of the sites, based on the volume of waste sent to the facilities, is 17.32 percent. Management believes that the costs of cleanup, if any, will not have a material adverse impact on Panhandle’s financial position, liquidity, or results of operations.

OTHER COMMITMENTS AND CONTINGENCIES: In 1993, the U.S. Department of the
Interior announced its intention to seek additional royalties from gas producers as a result of payments received by such producers in connection with past take-or-pay settlements, and buyouts and buydowns of gas sales contracts with natural gas pipelines. Panhandle’s pipelines, with respect to certain producer contract settlements, may be contractually required to reimburse or, in some instances, to indemnify producers against such royalty claims. The potential liability of the producers to the government and of the pipelines to the producers involves complex issues of law and fact which are likely to take substantial time to resolve. If required to reimburse or indemnify the producers, Panhandle’s pipelines will file with FERC to recover a portion of these costs from pipeline customers. Management believes these commitments and contingencies will not have a material adverse effect on consolidated results of operations or financial position.

Under the terms of a settlement related to a transportation agreement between
Panhandle and Northern Border Pipeline Company, Panhandle guarantees payment to
Northern Border Pipeline Company under a transportation agreement held by a third party. The transportation agreement requires estimated total payments of
$33 million for the remainder of 2000 through 2001. Management believes the probability that Panhandle will be required to perform under this guarantee is remote.

LEASES: Panhandle utilizes assets under operating leases in several areas of operation. Consolidated rental expense amounted to $14 million ($11 million related to the CMS Energy ownership period and $3 million during the Duke Energy ownership period), $15 million and $20 million in 1999, 1998 and 1997, respectively. Future minimum rental payments under Panhandle’s various operating leases for the years 2000 through 2004 are $14 million, $13 million, $10 million, $4 million and $4 million, respectively and $11 million for 2005 and thereafter.

12. EXECUTIVE INCENTIVE COMPENSATION

Panhandle participates in CMS Energy’s Performance Incentive Stock Plan. Under
the plan, restricted shares of Common Stock of CMS Energy, as well as stock options and stock appreciation rights related to Common Stock may be granted to key employees based on their contributions to the successful management of CMS
Energy and its subsidiaries. Awards under the plan may consist of any class of
Common Stock. Certain plan awards are subject to performance-based business criteria. The plan reserves for awards not more than five percent, as amended
January 1, 1999, of Common Stock outstanding on January 1 each year, less (i)
the number of shares of restricted Common Stock awarded and (ii) Common Stock subject to options granted under the plan during the immediately preceding four calendar years. The number of shares of restricted Common Stock awarded under this plan can not exceed 20% of the aggregate number of shares reserved for award. Any forfeiture of shares previously awarded will increase the number of shares available to be awarded under the plan. At December 31, 1999, awards of up to 2,466,524 shares of CMS Energy Common Stock may be issued.

Restricted shares of Common Stock are outstanding shares with full voting and dividend rights. These awards vest over five years at the rate of 25 percent per year after two years. The restricted shares are subject to achievement of specific levels of total shareholder return and are subject to forfeiture if employment terminates before vesting. If performance objectives are exceeded, the plan provides additional awards. Restricted shares vest fully if control of
CMS Energy changes, as defined by the plan. At December 31, 1999, all of the
12,000 shares of restricted CMS Energy Common Stock outstanding are subject to performance objectives.

The plan grants stock options and stock appreciation rights relating to Common
Stock with an exercise price equal to the closing market price on each grant date. Some options may be exercised upon grant; others vest over five years at the rate of 25 percent per year after one year. All options expire up to ten years and one month from date of grant. The status of the restricted stock and options granted to Panhandle’s key employees under the Performance Incentive
Stock Plan follows:

Restricted

Stock

Options

Number

Number
Weighted Average

CMS ENERGY COMMON STOCK

of Shares

of Shares

Exercise Price

Outstanding at December 31, 1998

—

—

NA

Granted

12,000

299,912

$
41.07

Exercised or Issued

—

—

NA

Outstanding at December 31, 1999

12,000

299,912

$
41.07

The following table summarizes Panhandle information about CMS Energy Common
Stock options outstanding at December 31, 1999:

Number

Weighted

Weighted

Range of

of Shares

Average

Average

Exercise Prices

Outstanding

Remaining Life

Exercise Price

CMS Energy Common Stock

$39.0625 - $41.750

299,912

9.46
years

$
41.07

The weighted average fair value of options granted to Panhandle employees for
CMS Energy Common Stock was $5.93 in 1999. Fair value is estimated using the
Black-Scholes model, a mathematical formula used to value options traded on securities exchanges, with the following assumptions:

Year Ended

December 31, 1999

Risk-free interest rate

5.65
%

Expected stock price volatility

16.81
%

Expected dividend rate

$
.365

Expected option life

4.5

years

Panhandle applies Accounting Principles Board Opinion 25 and related interpretations in accounting for the Performance Incentive Stock Plan. Since stock options are granted at market price, no compensation cost has been recognized for stock options granted under the plan. If compensation cost for stock options had been determined in accordance with SFAS 123, Accounting for
Stock-Based Compensation, Panhandle’s net income would have decreased by approximately $1.2 million for 1999. The compensation cost charged against income for restricted stock was $.1 million in 1999.

13. BENEFIT PLANS

Under the terms of the acquisition of Panhandle by CMS Energy, benefit obligations related to active employees and certain plan assets were transferred to CMS Energy. Benefit obligations related to existing retired employees and remaining plan assets were retained by a subsidiary of Duke Energy.

Following the acquisition of Panhandle by CMS Energy described in Note 1,
Panhandle now participates in CMS Energy’s non-contributory defined benefit retirement plan covering most employees with a minimum of one year vesting service. Panhandle, through CMS Energy, provides retirement benefits under a number of different plans, including certain health care and life insurance benefits under OPEB, benefits to certain management employees under SERP, and benefits to substantially all its employees under a trusteed, non-contributory, defined benefit pension plan of CMS Energy (Pension Plan) and a defined contribution 401 (K) plan.

CMS Energy’s policy is to fund amounts, as necessary, on an actuarial basis to provide assets sufficient to meet benefits to be paid to plan participants. With respect to the CMS Pension Plan, the fair value of the plan assets was $1,094 million at December 31, 1999 as compared to the benefit obligation of $971 million. With respect to the prior Duke Energy plan, the fair value of the plan assets of $819 million at December 31, 1998, exceeded the projected benefit obligations of $338 million, as of December 31, 1998.

Panhandle’s net periodic pension benefit cost, as allocated by CMS Energy, was
$2 million in 1999. For 1998 and 1997, Panhandle’s net periodic pension benefit cost, as allocated by a subsidiary of Duke Energy, was $14 million and $13 million, respectively.

Amounts presented below for the Pension Plan include amounts for employees of
CMS Energy and nonutility affiliates which were not distinguishable from the plan’s total assets.

Weighted-Average Assumptions:

Pension & SERP

OPEB

Years Ended December 31

1999a

1998

1997

1999a

1998

1997

Discount rate

7.75
%

6.75
%

7.25
%

7.75
%

6.75
%

7.25
%

        Expected long-term rate of
return on plan assets

9.25
%

9.25
%

9.25
%

7.00
%

9.25
%

9.25
%

Rate of compensation increase

4.67
%

4.75
%

Pension -to age 45

5.25
%

NA

NA

-age 45 to assumed

retirement

3.75
%

NA

NA

SERP

5.50
%

NA

NA

(a) 1999 reflects CMS Energy’s Pension and Other Postretirement benefits accounting.

The Pension Plan’s net unrecognized transition obligation, resulting from the implementation of accrual accounting, is amortized over 16 years and 11 years for the SERP’s on a straight-line basis over the average remaining service period of active employees.

Panhandle accrues health care and life insurance benefit costs over the active service period of employees to the date of full eligibility for the benefits.

With respect to the CMS OPEB Plan, the fair value of the plan assets was $431 million at December 31, 1999 as compared to the benefit obligation of $736 million. With respect to the prior Duke Energy plan, the fair value of the plan assets of $150 million at December 31, 1998, versus projected benefit obligations of $225 million, as of December 31, 1998.

It is Panhandle’s and CMS Energy’s general policy to fund accrued postretirement health care costs. CMS Energy’s retiree life insurance plan is fully funded based on actuarially determined requirements.

Panhandle’s net periodic postretirement benefit cost, as allocated by CMS
Energy, was $4 million in 1999. For each year in 1998 and 1997, Panhandle’s net periodic postretirement benefit cost, as allocated by a subsidiary of Duke
Energy, was $7 million.

For measurement purposes, a 7.0 percent weighted average rate of increase in the per capita cost of covered health care benefits was assumed for 1999. The rate is based on assumptions that it will decrease gradually to 5.5 percent in 2006 and thereafter. Assumed health care cost trend rates have a significant effect on the amounts reported for Panhandle’s health care plans.

In Millions

Sensitivity to Changes in Assumed Health Care Cost Trend Rates

1-Percentage-Point

1-Percentage-Point

Increase

Decrease

Effect on total service and interest cost components

$
1

$
(1
)

Effect on postretirement benefit obligation

$
8

$
(7
)

14. SUBSEQUENT EVENT (UNAUDITED)

In January 2000, Panhandle announced that Trunkline has entered into a definitive agreement to acquire the Sea Robin Pipeline system, a 1 Bcf per day capacity offshore Gulf of Mexico pipeline, from Southern Natural Gas Company, a subsidiary of Sonat, Inc., for a total price including certain transaction costs of approximately $74 million. This transaction is expected to close in March 2000.

15. QUARTERLY FINANCIAL DATA (UNAUDITED)

First

Second

Third

Fourth

(In millions)

Quarter

Quarter

Quarter

Quarter

Total

1999

Operating revenue

$
133
(a)

$
104
(a)

$
107

$
127

$
471

Pretax Operating Income

69
(a)

44
(a)

41

39

193

Net income

34

14

14

12

74

1998

Operating revenue

$
139

$
116

$
111

$
130

$
496

Pretax Operating Income

70

44

36

51

201

Net income

35

17

11

28
(b)

91

(a)

        First and second quarters of 1999 were restated to include certain miscellaneous income, including rental income and gain or loss on sale of assets, as other revenue.

(b)

        Includes a gain on sale of certain general partnership interests of $14 million.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

 To: Panhandle Eastern Pipe Line Company:

We have audited the accompanying consolidated balance sheet of Panhandle
Eastern Pipe Line Company (a Delaware corporation) and subsidiaries as of
December 31, 1999, and the related consolidated statements of income, cash flows and common stockholder’s equity for the period from January 1, 1999 through
March 28, 1999 and for the period from March 29, 1999 through December 31,
1999. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards
require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of
material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Panhandle Eastern Pipe Line
Company and subsidiaries as of December 31, 1999, and the results of their operations and their cash flows for the period from January 1, 1999 through
March 28, 1999 and for the period from March 29, 1999 through December 31, 1999 in conformity with accounting principles generally accepted in the
United States.

/s/ ARTHUR ANDERSEN LLP

Houston, Texas

February 25, 2000

Independent Auditors’ Report

Panhandle Eastern Pipe Line Company:

We have audited the accompanying consolidated balance sheets of Panhandle
Eastern Pipe Line Company and subsidiaries (the “Company”) as of December 31,
1998 and 1997, and the related consolidated statements of income, common stockholder’s equity and cash flows for each of the two years in the period ended
December 31, 1998. These financial statements are the responsibility of the
Company’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of
December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina

February 12, 1999